SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

  (Amendment No. 2)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

October 4, 2007

(Date of Report)

AERO PERFORMANCE PRODUCTS, INC.

f/k/a FRANCHISE CAPITAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-72392	98-0353403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10288 S. Jordan Gateway Suite F

South Jordan, Utah 84095

 (Address of principal executive offices)

Registrant's telephone number, including area code: (801) 495-0882

N/A

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

The purpose of this Current Report on Form 8-K/A (Amendment No.2) is to amend the Current Report on Form 8-K/A (Amendment No. 1) filed by Aero Performance Products, Inc. (the “Company”) on October 25, 2007 to incorporate comments received by the Commission respecting pro-forma disclosure, treatment of goodwill, and accounting for equity.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Statements.

The amended pro forma financial information is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition of Aero by the Registrant been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position. These pro forma financial statements are based on and should be read in conjunction with the historical financial statements and the related notes of the Registrant and Aero that were previously filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K/A (Amendment No. 1) filed on October 25, 2007.

(d) Exhibits

Exhibit Number	Description	Location

99.2

The Audited Financial Statements of Aero Exhaust, Inc. as of December 31, 2006 and 2005 and for the years then ended.

The Unaudited Financial Statements of Aero Exhaust, Inc. as of June 30, 2007 for the six months ended June 30, 2007.

Incorporated by reference from the Company’s Current Report on Form 8-K/A (Amendment No. 1) filed on October 25, 2007.
99.3	Unaudited pro forma information	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2008

AERO PERFORMANCE PRODUCTS, INC. By: /s/ Bryan Hunsaker Bryan Hunsaker, Chief Executive Officer